SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
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                           FORM 8-K
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                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): March 9, 2006

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                URSTADT BIDDLE PROPERTIES INC.
        (Exact Name of Registrant as Specified in Charter)
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STATE OF MARYLAND                    1-12803                      04-2458042
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
 of Incorporation)                                           Identification No.)


321 Railroad Avenue, Greenwich, CT                                  06830
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(Address of Principal Executive Offices)                         (Zip Code)

                       (203) 863-8200
     (Registrant's telephone number, including area code)

                             N/A
  (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pree-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement

         At the annual meeting of stockholders of the Company held on March 9, 2006, the stockholders approved an amendment to the Company's Amended and Restated Restricted Stock Award Plan (Plan) that increased the maximum number of shares of restricted stock available for issuance thereunder from 1,650,000 common shares (350,000 shares each of Class A Common Stock and Common Stock and 950,000 shares which, at the discretion of the Compensation Committee administering the Plan, may be awarded in any combination of Class A Common Stock or Common Stock) to 2,000,000 common shares, of which 350,000 shares shall be Class A Common Stock, 350,000 shares shall be Common Stock and 1,300,000 shares, at the discretion of the Compensation Committee administering the Plan, shall be any combination of Class A Common Stock or Common Stock.


Item 9.01         Financial Statements and Exhibits.

(a)      Not applicable

(b)      Not applicable





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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 14, 2006           URSTADT BIDDLE PROPERTIES INC.
                                 (Registrant)

                                 By:      /s/ James R. Moore
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                                 Name: James R. Moore
                                 Title:   Executive Vice President &
                                 Chief Financial Officer